Schedule 14A Information

                    Proxy Statement Pursuant to Section 14(a)
                   of the Securities and Exchange Act of 1934
                                (Amendment No. )
Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               SIMTEK CORPORATION
                -----------------------------------------------
                (Name of Registrant as Specified in its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on the table below per Exchange Act Rules 14a-6 (i) (4) and
      0-11.
      (1)  Title of each class of securities to which transaction applies:

           ---------------------------------------------------------------------
      (2)  Aggregate number of securities to which transaction applies:

           ---------------------------------------------------------------------
      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           ---------------------------------------------------------------------
      (4)  Proposed maximum aggregate value of transaction:

           ---------------------------------------------------------------------

      (5)  Total fee paid:

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[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      (1)   Amount previously paid:
                                   ---------------------------------------------
      (2)   Form, Schedule or Registration Statement No.:
                                                         -----------------------
      (3)   Filing Party:
                        --------------------------------------------------------
      (4)   Date Filed:
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



                               SIMTEK CORPORATION


                            4250 Buckingham Dr. #100
                        Colorado Springs, Colorado 80907
                                 (719) 531-9444


                            ------------------------


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         To be held on October 28, 2003

                            ------------------------

                                                              September 13, 2003


To the Shareholders of Simtek Corporation:


     The special meeting of shareholders (including any adjournment thereof, the "Special Meeting") of Simtek Corporation, a Colorado Corporation (the "Company) will be held at 9:00 a.m., local time, on Tuesday, October 28, 2003, at the Radisson Inn North, 8110 N. Academy Blvd., Colorado Springs, Colorado 80920, for the following purposes:


     1. To ratify the selection of Hein + Associates LLP, independent auditors, as auditors of the Company for the year ending December 31, 2003; and

     2. To transact such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on September 12, 2003 will be entitled to vote at the Special Meeting.

     YOU ARE INVITED TO ATTEND THE SPECIAL MEETING, BUT WHETHER OR NOT YOU PLAN TO BE PRESENT, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.


                                             By Order of the Board of Directors,

                                             /s/Donald Carrigan

                                             Donald Carrigan
                                             Secretary

Colorado Springs, Colorado

August 29, 2003

                               SIMTEK CORPORATION


                            4250 Buckingham Dr. #100
                        Colorado Springs, Colorado 80907
                                 (719) 531-9444

                            ------------------------

                                 PROXY STATEMENT

                            ------------------------



     The accompanying proxy is being solicited by the board of directors (the "Board") of Simtek Corporation, a Colorado Corporation (the "Company") for use at the Company's special meeting of shareholders (including any adjournment thereof, the "Special Meeting"). The Special Meeting will be held at 9:00 a.m., local time, Tuesday, October 28, 2003, at the Radisson Inn North, 8110 N. Academy Blvd., Colorado Springs, Colorado 80920. Any person giving a proxy has the right to revoke the proxy at any time before it is voted by giving written notice to the Secretary of the Company. The Company will bear the cost of preparing and mailing proxy materials as well as the cost of soliciting proxies. This proxy statement and accompanying form of proxy are first being mailed to shareholders on or about September 15, 2003. In addition to solicitation by mail, employees or representatives of the Company may personally solicit proxies. Such persons will receive no additional compensation for such work.

     At the close of business on August 21, 2003, the Company had 54,653,731 shares of the Company's common stock, par value $0.01 per share ("Common Stock"), outstanding and entitled to vote. Only shareholders of record at the close of business on September 12, 2003 will be entitled to vote. The holders of shares of Common Stock are entitled to one vote per share on each matter that properly comes before the Special Meeting. The affirmative vote of a majority of the shares of Common Stock represented in person or by proxy at the Special Meeting will be required to approve a proposal. According to Colorado law and the Company's articles of incorporation and bylaws, abstentions and broker non-votes will be treated as present for purposes of determining whether a quorum exists, and will be treated as votes against for purposes of approving a proposal.

     Unless otherwise specified, the shares of Common Stock represented by the accompanying form of proxy, properly executed and returned, will be voted FOR the proposals as described below. As to any other matters that may properly come before the Special Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their best judgment. Votes will be tabulated by Continental Stock Transfer & Trust Company, the Company's transfer agent for the Common Stock.

     The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Special Meeting is necessary to constitute a quorum.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The table below sets forth certain information regarding ownership of our common stock as of August 21, 2003, by each person who is known by us to beneficially own more than five percent of our common stock, by each director, by each executive officer named in the summary compensation table included in our Annual Report on Form 10-KSB and by all directors and executive officers as a group. Shares issuable within sixty days upon the exercise of options or conversion of promissory notes are deemed outstanding for the purpose of computing the percentage ownership of persons beneficially owning such options or holding such notes but are not deemed outstanding for the purpose of computing the percentage ownership of any other person. To the best of our knowledge, the persons listed below have sole voting and investment power with respect to the shares indicated as owned by them subject to community property laws where applicable and the information contained in the notes to the table.

Name and                                       Amount and Nature
Address of                                      of Beneficial         Percent of
Beneficial Owner                                  Ownership             Class
----------------                               ----------------       ----------

Hugh Norman Chapman                             3,122,017  (1)          4.73%
4250 Buckingham Dr. #100
Colorado Springs, CO 80907

Douglas M. Mitchell                               998,275  (2)          1.51%
205 Ridge Dr.
Woodland Park, CO 80863

Klaus C. Wiemer                                   165,000  (3)           *
5705 Archer Court
Dallas, TX  75252

Robert H. Keeley                                  100,000  (4)           *
P. O. Box 25599
Silverthorne, CO 80497

John D. Heightley                                 100,000  (5)           *
1275 Log Hollow Point
Colorado Springs, CO 80906

Thomas E. Linnenbrink                           1,047,461  (6)          1.59%
1457 Smoochers Circle
Colorado Springs, CO 80904

Harold A. Blomquist                                70,000  (7)           *
13625 Antelope Station
Poway, CA 92064

Donald G. Carrigan                                181,611  (8)           *
425 Scrub Oak Circle
Monument, CO 80132

David W. Still                                    165,278  (9)           *
4250 Buckingham Dr. Suite 100
Colorado Springs, CO 80907

Robert C. Pearson                                  15,000  (10)          *
8080 N. Central Expressway,
  Suite 210-LB59
Dallas, TX 75203

Renaissance Capital Group (11)                 11,615,384  (12)        17.58%
8080 N. Central Expressway,
  Suite 210-LB59
Dallas, TX 75203

All officers and directors as a group
   (9 persons)                                 14,458,009  (13)        21.88%

------------------

*    Less than one percent.

(1) Represents 2,884,100 shares of our common stock that Mr. Chapman received upon our acquiring Integrated Logic Systems, Inc. and includes 237,917 shares issuable upon exercise of options.

(2) Represents 44,386 shares of our common stock that Mr. Mitchell acquired through our acquisition of Q-DOT Group, Inc., 20,000 shares of our common stock that Mr. Mitchell personally owns and includes 933,889 shares issuable upon exercise of options.

(3) Represents 75,000 shares of our common stock that Mr. Wiemer acquired upon the exercise of 75,000 options and includes 90,000 shares issuable upon exercise of options.

(4) Includes 90,000 shares issuable upon exercise of options. Includes 10,000 shares of our common stock held by Mr. Keeley's wife, Sandra D. Keeley. Mr. Keeley disclaims beneficial ownership of these shares.

(5)  Includes 100,000 shares issuable upon exercise of options.

(6) Represents 894,128 shares of our common stock that Mr. Linnenbrink acquired through our acquisition of Q-DOT and includes 153,333 shares issuable upon exercise of options.

(7)  Includes 70,000 shares issuable upon exercise of options.

(8) Represents 500 shares of our common stock that Mr. Carrigan personally owns and includes 181,111 shares issuable upon exercise of options.

(9)  Includes 165,278 shares issuable upon exercise of options.

(10) Includes 15,000 shares issuable upon exercise of options.

(11) Pursuant to the Convertible Loan Agreement, dated as of June 28, 2002, by and among the Company, Renaissance Capital Growth and Income Fund III, Inc., Renaissance US Growth & Income Trust, PLC and BFS US Special Opportunities Trust, PLC., and Renaissance Capital Group, Inc., Renaissance Capital Group, Inc. has the right to designate a nominee to serve as a member of the Board. Mr. Robert C. Pearson currently serves on the Board as such nominee.

(12) Assumes conversion, at a conversion price of $.312 per share, of all debentures issued to affiliates of Renaissance Capital Group, Inc.

(13) Includes 1,798,611 shares issuable upon exercise of options; includes 9,615,384 shares issuable upon conversion of debentures held by Renaissance Capital Group Inc.


                           PROPOSAL 1 - APPOINTMENT OF

                             INDEPENDENT ACCOUNTANTS

     Hein + Associates LLP served as the Company's principal accountants for the fiscal year ended December 31, 2002, and the Board has selected Hein + Associates LLP as the Company's principal accountants for the 2003 fiscal year. Management of the Company does not expect representatives of Hein + Associates LLP to be present at the special meeting.

Audit Fees

     The Company was billed an aggregate of approximately $62,000 in fees for professional services rendered during the fiscal year ended December 31, 2002 in connection with the audit of the Company's consolidated financial statements for such fiscal year and the reviews of the financial statements included in the Company's Forms 10-QSB for such fiscal year.

Financial Information Systems Design and Implementation Fees

     During the year ended December 31, 2002, Hein + Associates LLP did not provide or bill the Company for any services related to the design and implementation of financial information systems.

All Other Fees

     Hein + Associates LLP billed the Company an aggregate of approximately $11,000 in fees for other services rendered to the Company for the fiscal year ended December 31, 2002, primarily related to tax compliance.

     The Audit Committee has considered whether the provision of non-audit services is compatible with maintaining the principal accountant's independence.

     THE BOARD RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF HEIN + ASSOCIATES LLP, INDEPENDENT AUDITORS, AS AUDITORS OF THE COMPANY FOR THE YEAR ENDING DECEMBER 31, 2003.


                              SHAREHOLDER PROPOSALS

     Shareholder proposals intended for presentation at the Company's next Shareholder meeting must be received by the Company at its principal office in Colorado Springs, Colorado not later than January 31, 2004.

PROXY

                               Simtek Corporation
              4250 Buckingham Dr. #100, Colorado Springs, CO 80907
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints, Douglas Mitchell and Donald Carrigan and each of them individually, the proxies of the undersigned, with full power of substitution, to vote, at the Special Meeting of Shareholders of Simtek Corporation (the "Company") to be held October 28, 2003 and all adjournments thereof, all shares of Common Stock of the Company held of record by the undersigned as of September 12, 2003 as follows:

1.  RATIFICATION OF SELECTION OF AUDITORS

        [  ]  FOR            [  ]  AGAINST              [  ]  ABSTAIN

In their discretion, the proxies appointed hereby are authorized to vote upon such other business as may properly come before the meeting. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is indicated, this Proxy will be voted FOR Proposal 1 above.

                                DATED:                                    , 2003
                                      ------------------------------------



                                ------------------------------------------------
                                                 (Signature)



                                ------------------------------------------------
                                                 (Signature)


                                NOTE: Please sign in the same manner as name(s) appear below. Joint owners should both sign. Fiduciaries, attorneys, corporate officers, etc. should indicate their capacities.